Convertible Preferred Stock	12 Months Ended
Dec. 31, 2020
Temporary Equity Disclosure [Abstract]
Convertible Preferred Stock	Convertible Preferred Stock
Preferred Stock
Series A
On June 24, 2019, the Company amended and restated its Certificate of Incorporation (“Certificate”), which authorized the issuance of up to 102,740,023 shares of Series A Preferred Stock with a par value of $0.00001. On June 24, 2019, the Company entered into a Series A Convertible Preferred Stock Purchase Agreement to issue preferred stock to investors for cash and in settlement of outstanding SAFEs and Amended Bridge Note.
Series X
On August 24, 2020, the Company entered into the Series X Preferred Stock Purchase Agreement to offer shares of the Company’s Series X Preferred Stock. In August 2020 and September of 2020, the Company issued an aggregate of 17,065,536 preferred stock for cash at a purchase price of $9.96 per share of preferred stock, which generated gross proceeds of $170.0 million. In October 2020, the Company issued an additional 1,391,694 shares of preferred stock for gross proceeds of $13.86 million. Accordingly, the Company amended and restated its certificate of incorporation (“Certificate”), which authorized the issuance of up to 20,077,073 shares of Series X Preferred Stock with a par value of $0.00001.
Upon closing of the Business Combination on December 2, 2020, the outstanding shares of Series A and Series X Preferred Stock were automatically converted into 113,275,381 shares of Class A common stock. No shares of convertible preferred stock were authorized, issued or outstanding as of December 31, 2020.
The original issue price and the liquidation value, as of December 2, 2020, of each class of preferred stock were as follows:

	Shares Authorized	Shares Issued and Outstanding	Per Share Liquidation Preference
Series A	30,374,645	22,638,795	$3.18
Series A-1	2,226,013	2,226,013	1.12
Series A-2	18,030,728	18,030,728	1.11
Series A-3	3,047,168	3,047,168	1.31
Series A-4	679,188	679,188	1.47
Series A-5	1,877,184	1,691,162	1.48
Series A-6	3,372,566	3,372,566	2.22
Series A-7	19,896,476	19,896,476	2.54
Series A-8	5,258,501	5,258,501	2.70
Series A-9	10,205,127	10,205,127	2.86
Series A-10	3,445,914	3,445,914	3.02
Series A-11	4,326,513	4,326,513	0.39
Series X	20,077,073	18,457,230	9.96
Dividends
Holders of both Series A and Series X Preferred Stock were entitled to receive non-cumulative dividends at a rate per annum equal to 6% of the applicable original issue price, if and when declared by the Company’s Board of Directors. Preferred stockholders were entitled to receive dividends prior to and in preference to any dividends to common stockholders. No dividends were declared or paid during the year ended December 31, 2020 or 2019.
Liquidation
Holders of both Series A and Series X Preferred Stock were entitled to receive a liquidation preference prior to any distribution to holders of common stock. Upon the occurrence of a liquidation transaction, preferred stock was redeemable by the Company for the applicable original issue price. Moreover, if the holders of preferred stock would have received a greater amount of consideration had the preferred stock been converted immediately prior to such transaction, the preferred stock would have been deemed to be converted for purposes of the redemption.
Each of the Series A and Series X Preferred Stock were conditionally puttable by the holders upon “deemed liquidation events,” which included a merger, consolidation, change of control, or a sale of substantially all of the Company’s assets. The Company determined that triggering events that could result in a deemed liquidation were not solely within the control of the Company. Therefore, the preferred stock was classified outside of permanent (i.e., temporary equity). The preferred stock was not accreted to its liquidation preference, as it was not probable for the preferred stock to become redeemable. The Company, until the conversion of the preferred stock into Class A common stock, monitored the circumstances that could have caused the preferred stock to become probable of becoming redeemable.
Conversion
Both Series A and Series X Preferred Stock were convertible at any time, at the option of the holder, into common stock at a conversion rate of 1 to 1 initially, subject to adjustments. The conversion prices of each series of preferred stock were as follows:

Conversion price
Series A	$3.18
Series A-1	1.12
Series A-2	1.11
Series A-3	1.31
Series A-4	1.47
Series A-5	1.48
Series A-6	2.22
Series A-7	2.54
Series A-8	2.70
Series A-9	2.86
Series A-10	3.02
Series A-11	1.78
Series X	9.96
Additionally, all outstanding shares of the preferred stock were automatically convertible into shares of underlying common stock upon the Company’s sale of its common stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, the public offering price of which was not less than $64.96 per share and which resulted in aggregate cash proceeds to the Company of not less than $100.0 million, net of underwriting discounts and commissions (a “Qualified IPO”).
Voting Rights
Holders of preferred stock were entitled to the same voting rights as the common stockholders and to notice of stockholders’ meeting. The holders of common stock and preferred stock voted together as a single class (on an as-converted basis) on all matters. Each holder of preferred stock was entitled to the number of votes equal to the number of shares of common stock into which such shares of preferred stock would have been convertible.
Beneficial Conversion Features (“BCFs”)
The Company assessed whether BCFs existed for the optional conversion rights that did not require bifurcation as derivatives. If the conversion option was in-the-money as of the commitment date, the preferred stock contained a BCF. The BCF was recognized as a deemed dividend against the carrying amount of the preferred stock. The Company monitored for the issuance of additional shares below the conversion price, which could have result in a contingent BCF.
The following table summarizes the calculation of the BCF as of the commitment dates of the Preferred Stock:

Commitment Date	Series	Type of Consideration received (cash or settlement of other instruments)	Effective Conversion Price	Fair value of the Common Stock	Number of Shares Issuable upon Conversion	BCF
6/24/2019	A	Cash	$3.18	$1.36	8,833,786	$—
6/24/2019	A	Settlement of SAFEs	3.18	1.36	1,024,569	—
6/24/2019	A-1	Settlement of SAFEs	1.12	1.36	2,226,013	536,000
6/24/2019	A-2	Settlement of SAFEs	1.11	1.36	18,030,728	4,590,000
6/24/2019	A-3	Settlement of SAFEs	1.31	1.36	3,047,168	156,000
6/24/2019	A-4	Settlement of SAFEs	1.47	1.36	679,188	—
6/24/2019	A-5	Settlement of SAFEs	1.48	1.36	1,691,162	—
6/24/2019	A-6	Settlement of SAFEs	2.22	1.36	3,372,566	—
6/24/2019	A-7	Settlement of SAFEs	2.54	1.36	19,896,477	—
6/24/2019	A-8	Settlement of SAFEs	2.70	1.36	5,258,501	—
6/24/2019	A-9	Settlement of SAFEs	2.86	1.36	10,205,127	—
6/24/2019	A-10	Settlement of SAFEs	3.02	1.36	3,445,914	—
6/24/2019	A-11	Settlement of Note	1.78	1.36	4,326,513	—
6/26/2019	A	Cash	3.18	1.36	9,443,212	—
7/15/2019	A	Cash	3.18	1.36	157,382	—
8/24/2020 to 10/22/2020	X	Cash	9.96	10.33	18,457,230	6,757,000
						$12,039,000
The Company recorded a total BCF of $12.0 million from the issuance of preferred stock prior to the close of the Business Combination. Because the preferred stock is convertible at any time pursuant to the optional conversion feature, the Company recognized a dividend equal to the BCF at the applicable commitment date. As the Company had an accumulated deficit as of the end of all periods presented, the BCF resulted in an increase and decrease in additional paid-in capital by the same amount.
Furthermore, the preferred stock contained a down-round protection provision that reduced the conversion price if the Company issues shares at less than the conversion price or for no consideration. This provision was not triggered upon consummation of the Business Combination and no contingent BCF would was recorded during the year ended December 31, 2020.